UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               Mac Filmworks, Inc.
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             (Exact name of registrant as specified in its charter)


               Delaware                                 74-2820999
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

9464 Mansfield Road, Suite A-1, Shreveport, Louisiana          71118
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         (Address of principal executive offices)            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class              Name of each exchange on which
         to be so registered.             each class is to be registered.

                None                                  None


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities  Act  registration  statement file number to which this form relates:
Not Applicable.

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:  Not
Applicable.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

      The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-129022) is incorporated by reference into this registration statement.

Item 2. Exhibits.

        None.



                                    SIGNATURE

      Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Mac Filmworks, Inc.
Dated: December 15, 2006

By: /s/ Jim McCullough
   ---------------------------
   Jim McCullough, Chief Executive Officer and Chief Financial Officer